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                                                                    EXHIBIT 10.2



                                                 As of June 23, 1999


WorldPort Communications, Inc.
WorldPort International, Inc.
1701 Barrett Lakes Blvd.
Kennesaw, Georgia  30144


Gentlemen:

         Reference is made to that certain Credit Agreement, dated as of June 23, 1998 (as amended, modified, supplemented and as in effect, the "Credit Agreement"), by and among WorldPort International, Inc., a Delaware corporation (the "Company"), WorldPort Communications, Inc., a Delaware corporation (the "Parent"), the lenders party thereto (the "Lenders") and Bankers Trust Company, as administrative agent (in such capacity, the "Administrative Agent") and collateral agent. Capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed thereto in the Credit Agreement.

         In response to your request for an extension of the Maturity Date of the Term Notes, the Administrative Agent and the Lenders have agreed to an extension of the Maturity Date from June 23, 1999 to July 1, 1999 (the "Extension Period"), subject to the terms and conditions hereof. During the Extension Period, the Company and the Parent, by their signatures hereto, each hereby acknowledges and agrees to continue to negotiate in good faith with the Administrative Agent to finalize the terms of an amendment to the Credit Agreement (the "Consent and Amendment No. 8"), an initial draft of which is attached hereto as Exhibit A. Please be advised that the attached draft of Consent and Amendment No. 8 is provided to you for discussion purposes only and the terms and provisions thereof are subject to the approval by the Lenders. In no event shall the enclosed draft of Consent and Amendment No. 8 be considered or construed to be a commitment by any of the Lenders to the terms and provisions thereof.

         The agreement of the Administrative Agent and the Lenders set forth herein are conditioned upon (i) a written agreement from Heico in favor of the Administrative Agent and the Lenders pursuant to which Heico acknowledges that it has reviewed the attached draft of Consent and Amendment No. 8 and will recommend to the Parent (in Heico's capacity as shareholder of the Parent) that the Parent and Company agree to the terms thereof and (ii) the execution and delivery of this letter by each of the Administrative Agent, the Lenders, each of the Lenders' participants, the Company and the Parent.

         This letter may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one and the same agreement.

         This letter agreement shall be construed in accordance with and governed by the laws of the State of New York.



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         Kindly indicate your acknowledgment and agreement to the foregoing by signing this letter in the space set forth below.


                                 Very truly yours,

                                 BANKERS TRUST COMPANY,
                                 as Administrative Agent


                                 By:
                                    ----------------------------------------
                                    Name:
                                    Title:


                                 BANKERS TRUST CORPORATION,
                                 as Lender


                                 By:
                                    ----------------------------------------
                                    Name:
                                    Title:


                                 DREYFUS PREMIER LIMITED TERM HIGH INCOME FUND


                                 By:
                                    ----------------------------------------
                                    Name:
                                    Title:

ACKNOWLEDGED AND AGREED TO:


WORLDPORT COMMUNICATIONS, INC.


By:
   ---------------------------
   Name:
   Title:


WORLDPORT INTERNATIONAL, INC.


By:
   --------------------------
   Name:
   Title:


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ACKNOWLEDGED AND AGREED TO:



CIBC OPPENHEIMER CORP.,
as Participant


By:
   --------------------------
   Name:
   Title:


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ACKNOWLEDGED AND AGREED TO:



CONTINENTAL CASUALTY COMPANY,
as Participant


By:
   --------------------------
   Name:
   Title:




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ACKNOWLEDGED AND AGREED TO:



NORTHSTAR HIGH TOTAL RETURN FUND,
as Participant


By:
   --------------------------
   Name:
   Title:


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ACKNOWLEDGED AND AGREED TO:



NORTHSTAR HIGH TOTAL RETURN FUND II,
as Participant


By:
   --------------------------
   Name:
   Title:



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ACKNOWLEDGED AND AGREED TO:



SWISS BANK CORPORATION, London Branch,
as Participant


By:
   --------------------------
   Name:
   Title:


By:
   --------------------------
   Name:
   Title: